Exhibit 99.1

CleanSpark Reports Second Quarter FY2023 Financial Results

Second quarter revenue of $42.5 million, GAAP net loss of $(18.5) million and Adjusted EBITDA of $12.7 million; Mined 1,871 Bitcoin, a 109% increase over same prior year period

LAS VEGAS, MAY 10, 2023 -- CleanSpark, Inc. (Nasdaq: CLSK) (the "Company"), America's Bitcoin Miner™, today reported financial results for the three and six months ended March 31, 2023.

“This has been a quarter of execution as we’ve made major progress toward achieving our stated year-end target of 16 EH/s,” said Chief Executive Officer Zach Bradford. “Our planned expansions are proceeding according to timelines, with Washington expected to be fully operational next month and with the Sandersville land already graded and ready to start construction. Importantly, we’ve acquired 99% of the machines, either under contract or in transit, to fill these facilities. The addition of these machines into our fleet, most of which are Bitmain’s XPs, are expected to make us one of the most efficient miners on the network, positioning us to take optimal advantage of halving next year.”

“The rebound in bitcoin prices translated to greater gross profit margins and cash flow in the second quarter,” said Chief Financial Officer Gary A. Vecchiarelli. “Our increased gross profit margins and stable cost structure resulted in 30% adjusted EBITDA margins and will also help grow our bitcoin balance going forward.”

Q2 Financial Highlights

Financial Results for the Three Months Ended March 31, 2023

•
Revenues for the quarter were $42.5 million, an increase of $5.3 million, or 14%, from $37.2 million for the same prior year period.
•
The Company recognized a GAAP net loss for the three months ended March 31, 2023, of $(18.5) million, compared to a GAAP net loss of $(0.2) million for the same prior year period.
•
Adjusted EBITDA* decreased to $12.7 million, compared to Adjusted EBITDA of $19.6 million from the same prior year period.
•
The Company saw sequential revenues increase in the second quarter of fiscal 2023 compared to the fiscal quarter ended December 31, 2022. Revenues increased $14.7 million, or 53%, from the preceding first quarter. GAAP net loss for the second quarter was $(18.5) million, decreasing $10.5 million from the first quarter GAAP net loss of $(29.0) million. Adjusted EBITDA was $12.7 million, compared to $(1.9) million in the preceding first quarter.

Balance Sheet Highlights as of March 31, 2023

Assets

•
Cash: $10.3M
•
Bitcoin: $5.3M
•
Total Current Assets: $32.9M
•
Total Mining Assets (including prepaid deposits & miners, net of accumulated depreciation): $367.9M
•
Total Assets: $531.6M

Liabilities and Stockholders' Equity

•
Current Liabilities: 41.3M
•
Total Liabilities: 57.7M
•
Total Stockholders' Equity: 473.9M

The Company’s liquidity, in cash and bitcoin, was approximately $15.6 million as of March 31, 2023. The Company’s debt totaled $17.6 million at March 31, 2023, as the Company paid down $1.9 million or approximately 11% of its outstanding debt in the second quarter.

*See “Non-GAAP Measure” and “Reconciliation of Adjusted EBITDA” below.

Investor Conference Call and Webcast

The Company will hold its second quarter 2023 earnings presentation and business update for investors and analysts today, May 10, 2023, at 1:30 p.m. PT / 4:30 p.m. ET.

Webcast URL: https://www.cleanspark.com/investor-relations/clsk-earnings

The webcast will be accessible for at least 30 days on the Company's website and a transcript of the call will be available on the Company's website following the call.

About CleanSpark

CleanSpark (NASDAQ: CLSK) is America’s Bitcoin Miner. Since 2014, we’ve helped people achieve energy independence for their homes and businesses. In 2020, we transitioned that expertise to develop sustainable infrastructure for Bitcoin, an essential tool for financial independence and inclusion. We strive to leave the planet better than we found it by sourcing and investing in low-carbon energy, like wind, solar, nuclear, and hydro. We cultivate trust and transparency among our employees, the communities we operate in, and the people around the world who depend on Bitcoin. CleanSpark holds the 44th spot on the Financial Times' 2022 List of the 500 Fastest Growing Companies in the Americas and ranks thirteenth on Deloitte’s Fast 500. For more information about CleanSpark, please visit our website at www.cleanspark.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expectations for growth in the Company’s bitcoin holdings and other statements regarding the Company's expectations, beliefs, plans, intentions, and strategies. The Company has tried to identify these forward-looking statements by using words such as "expect," "anticipate," "believe," "could," "should," "estimate," "intend," "may," "will," "plan," "goal" and similar terms and phrases, but such words, terms and phrases are not the exclusive means of identifying such statements. We have based these forward-looking statements largely on the Company’s current expectations and projections about future events and financial trends that we believe may affect the Company’s business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the success of the Company’s bitcoin mining activities; the volatility of bitcoin value and energy prices; disruptions in the crypto asset markets; market perception of the Company’s business and the crypto asset markets generally; increasing difficulty rates for bitcoin mining; bitcoin halving; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts and power rates; the ability to successfully integrate newly acquired operations; the risk that future revenue growth may not be realized; the impact of global pandemics (including COVID-19) and inflation on logistics and shipping; security and cybersecurity threats and hacks; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K and any subsequent filings with the SEC. The forward-looking statements in this release are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. We undertake no obligation to revise or update these forward-looking statements or any of the foregoing factors, except as expressly required by applicable law.

Non-GAAP Measure

The Company presents adjusted EBITDA, which is not a measurement of financial performance under generally accepted accounting principles in the United States ("GAAP"). The Company’s non-GAAP "Adjusted EBITDA" excludes (i) impacts of interest, taxes, and depreciation; (ii) the Company’s share-based compensation expense, unrealized gains/losses on securities, and, changes in the fair value of contingent consideration with respect to previously completed acquisitions, all of which are non-cash items that the Company believes are not reflective of the Company’s general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) non-cash impairment losses related to long-lived assets (including goodwill); (iv) realized gains and losses on sales of equity securities, the amounts of which are directly related to the unrealized gains and losses that are also excluded; (v) legal fees related to litigation and various transactions, which fees management does not believe are reflective of the Company’s ongoing operating activities; (vi) gains and losses on disposal of assets, the majority of which are related to obsolete or unrepairable machines that are no longer deployed; (vii) gains and losses related to discontinued operations that would not be applicable to the Company’s future business activities; and (viii) severance expenses. The Company previously excluded non-cash impairment losses related to digital assets and realized gains and losses on sales of bitcoin from our calculation of adjusted EBITDA, but has determined such items are part of the Company’s normal ongoing operations and will no longer be excluding them from our calculation of adjusted EBITDA.

Management believes that providing this non-GAAP financial measure that excludes these items allows for meaningful comparisons between the Company's core business operating results and those of other companies, and provides the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time. In addition to management's internal use of non-GAAP adjusted EBITDA, management believes that adjusted EBITDA is also useful to investors and analysts in comparing the Company’s performance across reporting periods on a consistent basis. Management believes the foregoing to be the case even though some of the excluded items involve cash outlays and some of them recur on a regular basis (although management does not believe any of such items are normal operating expenses necessary to generate our bitcoin related revenues). For example, the Company expects that share-based compensation expense, which is excluded from adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers, and directors. Additionally, management does not consider any of the excluded items to be expenses necessary to generate the Company’s bitcoin related revenue.

The Company's adjusted EBITDA measure may not be directly comparable to similar measures provided by other companies in our industry, as other companies in the Company’s industry may calculate non-GAAP financial results differently. The Company's adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating (loss) income or any other measure of performance derived in accordance with GAAP. Although management utilizes internally and presents adjusted EBITDA, the Company only utilizes that measure supplementally and does not consider it to be a substitute for, or superior to, the information provided by GAAP financial results.

Accordingly, adjusted EBITDA is not meant to be considered in isolation of, and should be read in conjunction with, the information contained in the Company’s Consolidated Financial Statements, which have been prepared in accordance with GAAP.

CLEANSPARK, INC.

CONSOLIDATED BALANCE SHEETS

($ in thousands, except par value and share amounts)

	March 31, 2023	September 30, 2022
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$10,345	$20,463
Accounts receivable, net	47	27
Inventory	746	216
Prepaid expense and other current assets	8,702	7,931
Bitcoin	5,267	11,147
Derivative investment asset	1,741	2,956
Investment in debt security, AFS, at fair value	668	610
Current assets held for sale	5,390	7,426
Total current assets	$32,906	$50,776

Property and equipment, net	$440,253	$376,781
Operating lease right of use asset	5,402	551
Intangible assets, net	5,696	6,485
Deposits on mining equipment	34,020	12,497
Other long-term asset	4,640	3,990
Goodwill	8,043	—
Long-term assets held for sale	593	1,545
Total assets	$531,553	$452,625

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$31,334	$24,662
Operating lease liability	119	113
Finance lease liability	216	260
Contingent consideration	2,000	—
Current portion of long-term loans payable	7,248	7,786
Dividends payable	21	21
Current liabilities held for sale	344	1,199
Total current liabilities	$41,282	$34,041
Long-term liabilities
Operating lease liability, net of current portion	5,522	447
Finance lease liability, net of current portion	71	180
Loans payable, net of current portion	10,371	13,433
Long-term liabilities held for sale	426	512
Total liabilities	$57,672	$48,613

CLEANSPARK, INC.

CONSOLIDATED BALANCE SHEETS (continued)

($ in thousands, except par value and share amounts

	March 31, 2023	September 30, 2022
	(Unaudited)
Stockholders' equity
Common stock; $0.001 par value; 300,000,000 shares authorized; 96,950,555 and 55,661,337 shares issued and outstanding, respectively	97	56
Preferred stock; $0.001 par value; 10,000,000 shares authorized; Series A shares; 2,000,000 authorized; 1,750,000 and 1,750,000 issued and outstanding, respectively	2	2
Additional paid-in capital	717,159	599,898
Accumulated other comprehensive income	168	110
Accumulated deficit	(243,545)	(196,054)
Total stockholders' equity	473,881	404,012

Total liabilities and stockholders' equity	$531,553	$452,625

CLEANSPARK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(Unaudited, in thousands, except per share and share amounts)

	For the three months ended		For the six months ended
	March 31, 2023	March 31, 2022	March 31, 2023	March 31, 2022
Revenues, net
Bitcoin mining revenue, net	$42,488	$36,965	$70,234	$73,940
Other services revenue	58	233	131	383
Total revenues, net	$42,546	$37,198	$70,365	$74,323

Costs and expenses
Cost of revenues (exclusive of depreciation and amortization shown below)	22,082	8,684	42,498	14,320
Professional fees	3,750	1,059	6,581	4,161
Payroll expenses	9,750	8,806	19,552	16,134
General and administrative expenses	4,329	2,773	8,053	4,589
Loss (gain) on disposal of assets	3	(921)	3	(643)
Other impairment expense (related to bitcoin)	194	812	277	7,034
Realized (gain) loss on sale of bitcoin	(1,422)	2,734	(905)	(7,261)
Depreciation and amortization	21,346	10,452	40,675	17,879
Total costs and expenses	$60,032	$34,399	$116,734	$56,213

(Loss) Income from operations	(17,486)	2,799	(46,369)	18,110

Other income (expense)
Other income	11	308	11	308
Change in fair value of contingent consideration	—	291	485	346
Realized gain on sale of equity security	—	—	—	1
Unrealized loss on equity security	—	—	—	(2)
Unrealized (loss) gain on derivative security	56	(1,410)	(1,215)	(1,111)
Interest income	52	52	122	85
Interest expense	(799)	(8)	(1,688)	(61)
Total other (expense) income	(680)	(767)	(2,285)	(434)

(Loss) Income before income tax (expense) or benefit	(18,166)	2,032	(48,654)	17,676
Income tax expense	—	—	—	—
(Loss) income from continuing operations	$(18,166)	$2,032	$(48,654)	$17,676

Discontinued operations
Income (loss) from discontinued operations	$(294)	$(2,203)	$1,163	$(3,361)
Income tax (expense) or benefit	—	—	—	—
Income (loss) on discontinued operations	$(294)	$(2,203)	$1,163	$(3,361)

Net (loss) income	$(18,460)	$(171)	$(47,491)	$14,315

Preferred stock dividends	—	20	—	335

Net (loss) income attributable to common shareholders	$(18,460)	$(191)	$(47,491)	$13,980

Other comprehensive income	29	28	58	46

Total comprehensive (loss) income attributable to common shareholders	$(18,431)	$(163)	$(47,433)	$14,026

CLEANSPARK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (continued)

(Unaudited, in thousands, except per share and share amounts)

	For the three months ended		For the six months ended
	March 31, 2023	March 31, 2022	March 31, 2023	March 31, 2022
(Loss) income from continuing operations per common share - basic	$(0.23)	$0.05	$(0.66)	$0.42

Weighted average common shares outstanding - basic	80,469,471	41,336,342	73,450,877	40,802,319

(Loss) income from continuing operations per common share - diluted	(0.23)	0.05	(0.66)	0.42

Weighted average common shares outstanding - diluted	80,469,471	41,395,075	74,032,082	40,861,052

(Loss) income on discontinued operations per common share - basic	$(0.00)	$(0.05)	$0.02	$(0.08)

Weighted average common shares outstanding - basic	80,469,471	41,336,342	73,450,877	40,802,319

(Loss) income on discontinued operations per common share - diluted	$(0.00)	$(0.05)	$0.02	$(0.08)

Weighted average common shares outstanding - diluted	80,469,471	41,395,075	74,032,082	40,861,052

CLEANSPARK, INC.

RECONCILIATION OF ADJUSTED EBITDA

(UNAUDITED)

Three Months Ended March 31,
2023		2022
Revenues, net
Bitcoin mining, net	$42,488	$36,965
Other services revenue	58	233
Total revenues, net	$42,546	$37,198

Net (loss) income	$(18,460)	$(171)
Adjustments:
Loss on discontinued operations	$294	$2,203
Depreciation and amortization	21,346	10,452
Share-based compensation expense	5,743	6,554
Change in fair value of contingent consideration	—	(291)
Unrealized (gain) loss on derivative security	(56)	1,410
Interest income	(52)	(52)
Interest expense	799	8
Loss (gain) on disposal of assets	3	(921)
Litigation related expenses	3,056	116
Legal fees related to financing & business development transactions	48	41
Severance related expenses	—	289
Total Adjusted EBITDA*	$12,721	$19,638

	Three months ended December 31, 2022
Revenues, net
Bitcoin mining, net		$27,746
Other services revenue		73
Total revenues, net		$27,819

Net loss		$(29,031)
Adjustments:
Gain on discontinued operations		$(1,457)
Depreciation and amortization		19,329
Share-based compensation expense		5,878
Change in fair value of contingent consideration		(485)
Unrealized loss on derivative security		1,271
Interest income		(70)
Interest expense		889
Litigation related expenses		1,163
Legal fees related to financing & business development transactions	542
Total Adjusted EBITDA		$(1,971)

* Does not exclude non-cash impairment losses related to digital assets in the amounts of $194, $812 and $83 for three months ended March 31, 2023, the three months ended March 31, 2022, and the three months ended December 31, 2022, respectively, or realized gains (losses) on sales of bitcoin in the amounts of $1,422, ($2,734) and ($517) for three months ended March 31, 2023, the three months ended March 31, 2022 and the three months ended December 31, 2022, respectively.

Investor Relations Contact
Matt Schultz, Executive Chairman
ir@cleanspark.com

Media Contacts
Isaac Holyoak
pr@cleanspark.com

BlocksBridge Consulting
Nishant Sharma
cleanspark@blocksbridge.com